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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 20, 2001
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit No.        Exhibit

99                 Press release of Bethlehem Steel Corporation dated
                   June 20, 2001.



ITEM 9. REGULATION FD DISCLOSURE


         On June 20, 2001, Bethlehem Steel Corporation issued a press release concerning its second quarter 2001 outlook. The Press Release is filed as an Exhibit to this Current Report on Form 8-K.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           BETHLEHEM STEEL CORPORATION
                                 (Registrant)

                           by:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller
                                (principal accounting officer)


Date:  June 20, 2001



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                               INDEX TO EXHIBITS



Exhibit No.             Exhibit

99                      Press release of Bethlehem Steel Corporation dated
                        June 20, 2001.





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